UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

 Date of report (Date of earliest event reported):      July 7, 2017

AdCare Health Systems, Inc.
(Exact Name of Registrant as Specified in Charter)

Georgia	001-33135	31-1332119
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
454 Satellite Boulevard NW Suite 100 Suwanee, Georgia 30024
(Address of Principal Executive Offices)

(678) 869-5116
(Registrant’s telephone number, including area code)

Not applicable.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

On July 7, 2017, AdCare Health Systems, Inc. (“AdCare” or the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Regional Health Properties, Inc., a wholly-owned subsidiary of AdCare (“RHE”), pursuant to which AdCare will merge with and into RHE (“Merger”), with RHE continuing as the surviving entity of the Merger (the “surviving Company”). Effective at the time of the Merger, RHE will succeed to the assets, continue the business and assume the obligations of AdCare. The surviving Company will do business under the name “Regional Health Properties, Inc.”. In the Merger: (i) each outstanding share of common stock, no par value per share, of AdCare (the “AdCare common stock”) will be converted into one share of common stock, no par value per share, of RHE (the “RHE common stock”); and (ii) each outstanding share of 10.875% Series A Cumulative Redeemable Preferred Shares, no par value per share, of AdCare will be converted into one share of 10.875% Series A Cumulative Redeemable Preferred Shares, no par value per share, of RHE (the “RHE Series A Preferred Stock”).

As previously disclosed, the Company is undertaking the Merger in order to ensure the effective adoption of certain charter provisions restricting the ownership and transfer of its common stock. The effective adoption of these ownership and transfer restrictions is intended to serve two purposes. First, it will position the surviving Company to regain compliance with certain NYSE MKT continued listing standards regarding stockholders’ equity. Second, if the surviving Company’s board of directors determines for any future taxable year, after further consideration and evaluation, that qualifying for and electing status as a real estate investment trust (“REIT”) under the Internal Revenue Code of 1986, as amended (the “Code”), would be in the best interests of the surviving Company and its shareholders, then the ownership and transfer restrictions will better position the surviving Company to comply with certain of the U.S. federal income tax rules applicable to REITs under the Code to the extent such rules relate to the RHE common stock.

Consummation of the Merger is subject to certain conditions, including approval of the Merger Agreement by holders of the AdCare common stock at a special meeting of the Company’s shareholders, the approval for listing of the RHE common stock and RHE Series A Preferred Stock on the NYSE MKT and other customary closing conditions. AdCare reserves the right to cancel or defer the Merger, even if the holders of the AdCare common stock vote to adopt the Merger Agreement and the other closing conditions are satisfied or waived, if AdCare’s board of directors determines that the Merger is no longer in the best interests of the Company and its shareholders.

The foregoing description of the Merger Agreement does not purport to be a complete description of the terms and provisions of the Merger Agreement and is qualified in its entirety by reference to the Merger Agreement, which is filed herewith as Exhibit 2.1.

Cautionary Language Regarding Forward-Looking Statements

This Current Report contains forward-looking statements that are based on current expectations of the Company’s management. Such statements include plans, projections and estimates regarding the proposed Merger, the effects of the adoption of certain charter provisions and the special meeting of the Company’s shareholders. Such forward-looking statements are subject to certain risks, uncertainties and assumptions, including prevailing market conditions and other factors. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expected. More information about potential risk factors that could affect the Company and its results is included in the Company’s filings with the Securities and Exchange Commission (“SEC”). Except as required by law, the Company assumes no obligation to update information contained in these forward-looking statements, whether as a result of new information, future events or otherwise. The term “including,” and any variation thereof, means “including, without limitation.”

Additional Information

This communication does not constitute an offer to sell or the solicitation of an offer to buy securities or a solicitation of any vote or approval. RHE has filed with the SEC a registration statement on Form S-4 containing a proxy statement of the Company and a prospectus of RHE with respect to the proposed Merger. The registration statement has not yet become effective. Notice of a special meeting and a definitive proxy statement/prospectus are expected to be mailed to the holders of the AdCare common stock as of the record date set by the Company’s board of directors for such special meeting. INVESTORS ARE URGED TO READ THE FORM S-4 AND PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. You may obtain documents free of charge at the website maintained by the SEC at http://www.sec.gov. In addition, you may obtain documents filed with the SEC by the Company and RHE free of charge if you write or call the Company at the following address or telephone number: Corporate Secretary, AdCare Health Systems, Inc., 454 Satellite Blvd. NW, Suite 100, Suwanee, Georgia 30024, (678) 869-5116, or you may visit the investor relations section of the Company’s website at www.adcarehealth.com for copies of any such document. No information in, or that can be accessed through, the Company’s website is incorporated by reference into this Current Report.

The Company, its directors and executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from holders of the AdCare common stock in connection with the proposed Merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of proxies in connection with the proposed Merger will be included in the Form S-4 and proxy statement/prospectus. INFORMATION ABOUT THE DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY AND THEIR OWNERSHIP OF CAPITAL STOCK OF THE COMPANY IS SET FORTH IN THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2016. INVESTORS MAY OBTAIN ADDITIONAL INFORMATION REGARDING THE INTERESTS OF SUCH PARTICIPANTS BY READING THE FORM S-4 AND PROXY STATEMENT/PROSPECTUS FOR THE PROPOSED MERGER.

Investors should read the Form S-4 and proxy statement/prospectus carefully before making any voting or investment decisions.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of July 7, 2017, by and between AdCare Health Systems, Inc. and Regional Health Properties, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 11, 2017	ADCARE HEALTH SYSTEMS, INC.

/s/ Allan J. Rimland
Allan J. Rimland
President, Chief Executive Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of July 7, 2017, by and between AdCare Health Systems, Inc. and Regional Health Properties, Inc.

4